UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Europe Equity Fund

(formerly Scudder Greater Europe Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings shown for the 1-year, 3-year, 5-year and 10-year periods for Classes B and C shares and for the 3-year, 5-year and 10-year periods for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the DWS Europe Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. (Please see the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Europe Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	30.25%	38.33%	27.32%	6.80%	10.85%
Class B	29.58%	36.88%	26.18%	5.89%	9.93%
Class C	29.67%	37.07%	26.27%	5.95%	9.98%
MSCI Europe Index+	22.55%	30.10%	27.46%	9.05%	10.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 4/30/06
DWS Europe Equity Fund	6-Month*	1-Year	Life of Class*
Institutional Class	30.48%	38.70%	26.02%
MSCI Europe Index+	22.55%	30.10%	24.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/06	$ 36.10	$ 35.65	$ 35.69	$ 36.08
10/31/05	$ 28.44	$ 27.94	$ 27.99	$ 28.50
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .78	$ .46	$ .50	$ .91
Class A Lipper Rankings — European Region Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	103	29
3-Year	50	of	95	53
5-Year	62	of	81	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Europe Equity Fund — Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,037	$19,452	$13,096	$26,394
	Average annual total return	30.37%	24.83%	5.54%	10.19%
Class B	Growth of $10,000	$13,388	$19,889	$13,214	$25,781
	Average annual total return	33.88%	25.76%	5.73%	9.93%
Class C	Growth of $10,000	$13,707	$20,131	$13,350	$25,881
	Average annual total return	37.07%	26.27%	5.95%	9.98%
MSCI Europe Index+	Growth of $10,000	$13,010	$20,707	$15,420	$27,314
	Average annual total return	30.10%	27.46%	9.05%	10.57%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/06
DWS Europe Equity Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,387,000	$1,298,900
	Average annual total return	38.70%	26.02%
MSCI Europe Index+	Growth of $1,000,000	$1,301,000	$1,268,000
	Average annual total return	30.10%	24.51%

The growth of $1,000,000 is cumulative.

* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class AARP shares and for the 3-year, 5-year and 10-year periods for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Europe Equity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Europe Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	30.32%	38.54%	27.54%	7.04%	11.12%
Class AARP	30.27%	38.30%	27.48%	6.99%	11.10%
MSCI Europe Index+	22.55%	30.10%	27.46%	9.05%	10.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 36.11	$ 36.17
10/31/05	$ 28.44	$ 28.49
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .78	$ .80
Class S Lipper Rankings — European Region Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	103	27
3-Year	44	of	95	46
5-Year	59	of	81	72
10-Year	16	of	29	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Europe Equity Fund — Class S [] MSCI Europe Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,854	$20,747	$14,051	$28,704
	Average annual total return	38.54%	27.54%	7.04%	11.12%
Class AARP	Growth of $10,000	$13,830	$20,715	$14,021	$28,639
	Average annual total return	38.30%	27.48%	6.99%	11.10%
MSCI Europe Index+	Growth of $10,000	$13,010	$20,707	$15,420	$27,314
	Average annual total return	30.10%	27.46%	9.05%	10.57%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,302.50	$ 1,295.80	$ 1,296.70	$ 1,302.70	$ 1,303.20	$ 1,304.80
Expenses Paid per $1,000*	$ 7.88	$ 13.72	$ 13.15	$ 7.59	$ 7.08	$ 6.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,017.95	$ 1,012.84	$ 1,013.34	$ 1,018.20	$ 1,018.65	$ 1,019.54
Expenses Paid per $1,000*	$ 6.90	$ 12.03	$ 11.53	$ 6.66	$ 6.21	$ 5.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS Europe Equity Fund	1.38%	2.41%	2.32%	1.33%	1.24%	1.06%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Paras Anand discusses DWS Europe Equity Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the European markets perform during the semiannual period?

A: Stock markets in Europe produced a strong absolute performance during the past six months, and in the process outpaced the return of their developed-market peers. The MSCI Europe Index (the fund's benchmark) rose 22.55% during the fund's reporting period, compared with the 16.01% return of the MSCI World Index1 Notably, the stretch of outperformance for European markets extends over the long-term, as well:

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

	1-year	3-year	5-year	10-year
MSCI Europe Index	30.10%	27.46%	9.05%	10.57%
MSCI World Index	24.32%	21.12%	5.51%	7.37%

Q: What factors helped the region's markets to perform so well?

A: During the past six months, performance was driven by a number of positive factors. Economic data consistently came in ahead of expectations, fueling an improvement in confidence among both businesses and consumers. Shortly after the close of the reporting period, the European Commission raised its forecast for 2006 Eurozone gross domestic product growth to 2.1% from a previous prediction of 1.9%. This compares with growth of 1.3% in 2005. Notably, the German economy — long a laggard within Europe — started to show signs of life. The German IFO Index of business confidence hit a 15-year high, and greater European unemployment has been trending downward.

Importantly, the rebound in growth has not been accompanied by expectations for a sharp rise in interest rates. While the European Central Bank (ECB) indeed raised short-term rates twice during the period (bringing the benchmark rate on the Continent from 2.0% to 2.5%) rates remain low both on an absolute basis and relative to the United States. Additionally, ECB has been clear in communicating its intentions, keeping investor concerns about interest rates relatively muted.

Another factor supporting market performance is the strength in corporate earnings. The process of restructuring that has been going on in Europe for the past five-plus years has begun to bear fruit in the sense that companies have become more productive, paid down debt and improved their balance sheets. As a result, there is now more latitude for corporations to invest for growth — a positive for both earnings and the regional economy as a whole.

Finally, merger and acquisition (M&A) activity in Europe has been very robust. Among the important deals announced during the period was Mittal (Netherlands) bidding for Arcelor (France), which would increase market share for the world's largest steel production company. In telecom equipment, Alcatel (France) bid for Lucent (US), a deal that would give the combined firm increased command in wireless and broadband. And in utilities, E.ON of Germany bid for Spain's Endesa, which would create a company of massive scale with 50 million customers across 30 countries.

Taken together, these factors have underscored Europe's status as a dynamic, rapidly-changing market with a broad range of investment opportunities. Further, we believe European equities offer excellent value relative to other investment regions: dividend yields are higher, valuations are discounted and rates of growth and profitability continue to improve. As these positives have become more widely recognized by investors, the resulting inflow of assets has helped boost the region's market performance.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006 was 30.25%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund outpaced both the 22.55% return of the benchmark as well as the 26.18% average return of the 103 funds in its Lipper peer group, European Region Funds.2 While six months is a short time period in which to gauge our effectiveness as managers, we are nonetheless pleased with the fund's outperformance during the period. We believe this strong showing is attributable, in part, to our investment process, which uses fundamental research to construct a portfolio of stocks that we believe are reasonably valued in relation to their growth prospects.

2 The Lipper European Region Funds category comprises funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest into a Lipper category.

Q: What contributed positively to the fund's performance?

A: Given our focus on stock-picking, we are pleased to report that the most significant benefit to performance during the period came from our individual stock selection. In fact, our stock picks outperformed the stocks in the benchmark in eight of the 10 major industry sectors, with the exceptions being the consumer discretionary and industrials groups.

The largest benefit to performance came from the fund's positioning within financials. Given the sector's strong performance, the fact that the fund's weighting was 14-15 percentage points above that of the index was a distinct positive. This overweight was a residual of bottom-up stock selection, as we found the financial sector to be extremely fertile ground for discovering individual stocks that meet our investment criteria.3 Our holdings in this group were not just in commercial banks, but also in real estate, specialty finance and investment banking companies. The top contributor in the sector — and the top contributor to fund performance overall — was Banca Italease, an Italian bank that experienced strong growth in its lending portfolio. Our initial purchase was based on our view that the stock was not appropriately valued. The company has subsequently executed very well and delivered robust earnings gains, and the stock has been re-rated higher by the market as a result. Although Banca Italease is a relatively small company, the fund holds nearly 2% of its assets in the stock — meaning that its strong showing was very beneficial to the fund's relative returns.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The second largest individual contributor to performance was Suez, the French utility. We bought the stock when it was going through an internal restructuring, an initiative that has since led to the company to deliver more sustainable profitability. Suez is seen as a potentially attractive acquisition candidate, so the jump in European M&A activity has provided a boost to its stock price. (as of 4/30/06, the position in Suez was sold.) Also adding to the fund's performance was Tandberg Television ASA, a Norwegian company that makes a compression technology used to broadcast high definition programming. The rise in the Tandberg's stock price has reflected two key trends — first, the increasing popularity of high definition television, and second, the fact that the company has virtually no competition for its technology. We initially bought the stock on the belief that its valuation did not reflect its growth prospects, and have since benefited from being invested in what has become a hot area of the market.

Q: You also actively seek to avoid or underweight certain stocks as part of your investment strategy. How did this affect performance?

A: Our focus on research means we do not feel compelled to invest in stocks simply because they are large benchmark components. Given the opportunities available in the mid- and small-cap areas, we believe it is unwise to tie up assets in stocks we think will underperform for the sole purpose of tracking the index. In this sense, we not only pick the stocks we want to own, we also pick those we want to avoid. We are pleased to report that, consistent with this approach, fund performance benefited from not holding two mega-cap stocks that underperformed during the period: Nestle and HSBC.

Q: What holdings hurt performance?

A: Two stocks stood out as key detractors from performance. The largest first was a position in A.P. Moeller-Maersk AS, the Denmark-based shipping concern that also has operations in oil and gas. Shipping stocks in general were very weak during the period. We continue to like the stock, however, since the market is failing to recognize that a large portion of the company's revenue in fact comes from its drilling operations in Qatar and the North Sea. The company has hedged its output in the past, which has prevented it from fully benefiting from the run-up in oil prices.4 Now that these hedges are gradually rolling off, the company will be able to benefit from higher prices. We believe this will be reflected in its earnings in the coming quarters.

4 As background, energy companies can "hedge" their production forward by selling oil they have not yet drilling at a specified price. When the oil price is falling, this helps mining companies' earnings since they have locked in a higher price. But when the oil price rises, hedges become a liability since companies are committed to sell their output at below-market prices.

Also detracting was Eniro AB, the dominant provider of yellow pages in the Nordic region. Eniro recently purchased its rival Findexa, and was subsequently compelled to revise down its growth expectations as a result. We believe this is a short-term development in the context of a long-term story, and we continue to hold the stock in the fund.

Q: What were some notable moves you made during the period?

A: Our bottom-up approach led to two shifts of note. First, we increased the fund's exposure to small- and mid-cap stocks. Many stocks in this area of the market are not as heavily followed by the analyst community, meaning that opportunities are more plentiful to find fast-growing, undervalued companies. One stock we added during the period was Care UK PLC, a company that manages nursing homes and specialized clinics, and also provides in-home nursing care. Care UK has been taking advantage of changes in the country's health care system, and we believe it will benefit from continued growth in the demand for community and specialist care. Also in the United Kingdom, we purchased DiCom Group PLC, a business enterprise solutions firm that manages and archives. We believe the company's efforts to move up the value chain by offering more complex products (such as integrated billing software) will lead to further increases in sales growth.

Another notable element of the fund's positioning is our decision to take a step back from the commodities sector. The high level of speculation at work in these markets makes it very hard to assess fundamentals and determine what the true value of commodity-oriented stocks actually are. Rather than investing in this area and be at the mercy of a speculative market, we are instead focusing more of our attention on sectors where we believe we can add more value through fundamental research.

Q: What is your long-term view of the relative attractiveness of the European markets?

A: While we are taking a more cautious stance at this juncture, overall we strive to remain "agnostic" on the outlook for economic growth and broader market performance. Our goal is to invest in individual stocks whose investment cases are strong enough that changes in the top-down investment picture ideally would have less of an impact on their performance. We believe Europe, which is home to a wealth of opportunities for those who focus on individual stock selection, remains fertile ground for this investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/06	10/31/05

United Kingdom	26%	23%
Netherlands	12%	3%
Sweden	11%	11%
France	10%	17%
Italy	9%	7%
Switzerland	7%	5%
Germany	5%	17%
Finland	4%	6%
Ireland	3%	3%
Belgium	3%	—
Other	10%	8%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05

Financials	37%	38%
Consumer Discretionary	16%	10%
Industrials	15%	17%
Health Care	8%	9%
Materials	8%	2%
Energy	6%	9%
Consumer Staples	5%	2%
Telecommunication Services	4%	5%
Information Technology	1%	4%
Utilities	—	4%
	100%	100%

Geographical and sector diversification are subjected to change.

Ten Largest Equity Holdings at April 30, 2006 (29.4% of Net Assets)
1. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	3.8%
2. UBS AG Provider of commercial and investment banking services	Switzerland	3.8%
3. Societe Generale Provides various banking services	France	3.6%
4. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	3.3%
5. Axa Provider of various insurances	France	3.1%
6. Koninkijke (Royal) Philips Electronic NV Manufacturer of lighting and electronic products	Netherlands	2.6%
7. Barclays PLC Provides commercial and investment banking, insurance and financial management and related services	United Kingdom	2.5%
8. AP Moller — Maersk AS Is a shipping company with diversified holdings	Denmark	2.4%
9. Banca Itlease Provides diversified banking services	Italy	2.2%
10. Enrio AB Publishes catalogs and telephone directories	Sweden	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.6%
Austria 1.6%
Mayr-Melnhof Karton AG (a)	26,300	4,855,906
UNIQA Versicherungen AG	114,700	4,102,403
(Cost $7,244,980)		8,958,309
Belgium 2.9%
InBev NV (a)	197,500	9,961,660
Umicore (a)	42,700	6,809,211
(Cost $14,930,031)		16,770,871
Denmark 2.4%
A P Moller-Maersk AS (a) (cost $15,399,064)	1,607	13,805,305
Finland 4.2%
KCI Konecranes Oyj	205,600	3,810,366
Kemira Oyj (a)	484,300	8,578,343
Neste Oil Oyj (a)	202,322	7,060,202
Nokian Renkaat Oyj	269,345	4,607,766
(Cost $21,033,511)		24,056,677
France 9.7%
Axa	485,972	17,835,151
Societe Generale	135,412	20,688,220
Total SA	40,721	11,261,100
Zodiac SA	91,175	5,900,855
(Cost $44,745,907)		55,685,326
Germany 5.0%
Curanum AG	235,022	2,446,157
Fresenius Medical Care AG	51,989	6,238,202
Hypo Real Estate Holding AG	143,996	10,067,897
IWKA AG (a)	134,729	3,916,205
Stada Arzneimittel AG	70,696	3,422,224
Techem AG	58,834	2,635,730
(Cost $20,315,170)		28,726,415
Greece 2.5%
Athens Stock Exchange SA	249,900	4,596,694
Babis Vovos International Construction SA	239,114	5,761,827
OPAP SA	100,778	3,725,248
(Cost $10,356,962)		14,083,769
Ireland 3.2%
CRH PLC	144,000	5,287,178
FBD Holdings PLC	35,500	1,701,899
Paddy Power PLC	497,027	8,841,397
Ryanair Holdings PLC*	328,200	2,770,043
(Cost $16,561,621)		18,600,517
Italy 9.5%
Astaldi SpA (a)	1,570,196	11,826,331
Banca Italease	210,336	12,790,351
Capitalia SpA (a)	537,100	4,661,926
Mediobanca SpA	267,000	5,783,668
Risanamento SpA	594,432	4,289,632
SanPaolo IMI SpA	521,900	9,804,012
Societa Iniziative Autostradali e Servizi SpA	398,120	5,334,090
(Cost $41,032,567)		54,490,010
Netherlands 11.8%
Akzo Nobel NV	111,000	6,391,318
Athlon Holding NV	76,300	2,879,140
Heineken NV	174,500	7,068,993
ING Groep NV	468,200	19,055,379
Koninklijke (Royal) Philips Electronics NV	433,700	14,964,719
Koninklijke DSM NV	193,400	8,822,806
Wolters Kluwer NV (a)	340,100	8,860,302
(Cost $61,818,401)		68,042,657
Norway 1.8%
Aker Kvaerner ASA (a)	30,400	2,958,542
Aker Yards AS (a)	37,600	3,012,781
Tandberg Television ASA* (a)	226,800	4,561,604
(Cost $7,077,429)		10,532,927
Russia 1.2%
Novolipetsk Steel (GDR) (REG S)*	127,707	2,810,831
OAO Gazprom (ADR) (REG S)	90,750	4,120,050
(Cost $5,465,763)		6,930,881
Sweden 11.2%
Concordia Maritime AB "B" (a)	1,164,700	7,565,145
Eniro AB (a)	1,115,284	12,237,799
Hennes & Mauritz AB "B" (a)	257,800	9,791,292
Kinnevik Investment AB "B" (a)	744,100	11,223,533
Svenska Handelsbanken AB "A" (a)	402,298	11,562,015
Swedish Match AB (a)	786,400	11,808,129
(Cost $57,806,645)		64,187,913
Switzerland 6.6%
Credit Suisse Group (Registered)	194,275	12,202,889
Syngenta AG (Registered)*	30,108	4,199,874
UBS AG (Registered)	182,754	21,661,698
(Cost $29,368,970)		38,064,461
Turkey 0.5%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $2,904,305)	166,200	2,833,710
United Kingdom 25.5%
Barclays PLC	1,151,552	14,384,399
BP PLC	967,142	11,930,967
Care U.K. PLC	591,665	5,445,902
Dicom Group PLC	2,147,461	8,811,004
Dignity PLC	740,780	6,348,991
GlaxoSmithKline PLC	771,587	21,893,344
GUS PLC	333,993	6,261,063
Hammerson PLC	242,349	5,144,129
Henderson Group PLC*	2,000,000	3,027,092
ITE Group PLC	2,420,923	5,518,342
Kensington Group PLC	96,399	1,989,924
Ladbrokes PLC (a)	744,055	5,691,866
Prudential PLC	558,678	6,555,831
Rolls-Royce Group PLC*	78,001,006	10,834,427
Royal Bank of Scotland Group PLC	285,196	9,314,437
Spectris PLC	409,532	5,029,711
Sportingbet PLC	615,879	4,750,654
Vodafone Group PLC	3,812,489	9,003,181
Whitbread PLC	239,561	4,892,735
(Cost $137,782,054)		146,827,999
Total Common Stocks (Cost $493,843,380)		572,597,747

Warrants 0.0%
Switzerland
Syngenta AG* (Cost $36,016)	44,237	70,982

Securities Lending Collateral 23.7%
Daily Assets Fund Institutional, 4.82% (b) (c) (Cost $136,534,827)	136,534,827	136,534,827

Cash Equivalents 1.2%
Cash Management QP Trust, 4.78% (d) (Cost $6,771,756)	6,771,756	6,771,756
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $637,185,979)+	124.5	715,975,312
Other Assets and Liabilities, Net	(24.5)	(140,686,791)
Net Assets	100.0	575,288,521

* Non-income producing security

+ The cost for federal income tax purposes was $639,735,426. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $76,239,886. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,500,402 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,260,516.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $129,832,917 which is 22.6% of net assets

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $493,879,396) — including $129,832,917 of securities loaned	$ 572,668,729
Investment in Daily Assets Fund Institutional (cost $136,534,827)*	136,534,827
Investment in Cash Management QP Trust (cost $6,771,756)	6,771,756
Total investments in securities, at value (cost $637,185,979)	715,975,312
Receivable for investments sold	5,848,645
Dividends receivable	2,857,001
Interest receivable	183,883
Receivable for Fund shares sold	222,193
Foreign taxes recoverable	307,764
Other assets	60,410
Total assets	725,455,208
Liabilities
Payable for investments purchased	11,700,832
Due to custodian	404,519
Payable for Fund shares redeemed	263,102
Payable upon return of securities loaned	136,534,827
Accrued management fee	336,495
Other accrued expenses and payables	926,912
Total liabilities	150,166,687
Net assets, at value	$ 575,288,521
Net Assets
Net assets consist of: Undistributed net investment income	3,709,254
Net unrealized appreciation (depreciation) on: Investments	78,789,333
Foreign currency related transactions	51,523
Accumulated net realized gain (loss)	(67,918,834)
Paid-in capital	560,657,245
Net assets, at value	$ 575,288,521

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($142,681,063 ÷ 3,952,368 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$ 36.10
Maximum offering price per share (100 ÷ 94.25 of $36.10)	$ 38.30

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,914,452 ÷ 278,071 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 35.65

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,592,581 ÷ 212,738 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 35.69
Class AARP Net Asset Value, offering and redemption price(a) per share ($5,586,719 ÷ 154,685 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 36.11
Class S Net Asset Value, offering and redemption price(a) per share ($394,136,143 ÷ 10,898,053 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 36.17

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,377,563 ÷ 426,198 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)

$ 36.08

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $683,638)	$ 12,077,260
Interest — Cash Management QP Trust	36,940
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	285,887
Total Income	12,400,087
Expenses: Management fee	1,902,566
Services to shareholders	676,593
Distribution service fees	219,858
Custodian and accounting fees	296,198
Auditing	39,759
Legal	12,936
Directors' fees and expenses	6,061
Reports to shareholders	49,448
Registration fees	32,312
Interest expense	24,646
Other	231,044
Total expenses before expense reductions	3,491,421
Expense reductions	(8,688)
Total expenses after expense reductions	3,482,733
Net investment income (loss)	8,917,354
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	78,038,522
Foreign currency related transactions	(196,225)
77,842,297
Net unrealized appreciation (depreciation) during the period on: Investments	52,010,234
Foreign currency related transactions	80,460
52,090,694
Net gain (loss) on investment transactions	129,932,991
Net increase (decrease) in net assets resulting from operations	$ 138,850,345

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 8,917,354	$ 10,079,236
Net realized gain (loss) on investment transactions	77,842,297	89,885,672
Net unrealized appreciation (depreciation) during the period on investment transactions	52,090,694	(43,226,521)
Net increase (decrease) in net assets resulting from operations	138,850,345	56,738,387
Distributions to shareholders from: Net investment income: Class A	(3,080,404)	(19,009)
Class B	(146,652)	(2,855)
Class C	(101,297)	(5,335)
Class AARP	(99,698)	(51,214)
Class S	(8,993,668)	(6,277,943)
Institutional Class	(501,010)	—
Fund share transactions: Proceeds from shares sold	31,517,999	67,965,506
Net Assets acquired in tax-free reorganization	—	127,802,875
Reinvestment of distributions	11,638,454	5,911,390
Cost of shares redeemed	(68,592,942)	(129,301,479)
Redemption fees	4,514	12,089
Net increase (decrease) in net assets from Fund share transactions	(25,431,975)	72,390,381
Increase (decrease) in net assets	100,495,641	122,772,412
Net assets at beginning of period	474,792,880	352,020,468
Net assets at end of period (including undistributed net investment income of $3,709,254 and $7,714,629, respectively)	$ 575,288,521	$ 474,792,880

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 28.44	$ 24.77	$ 21.16	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.54	.59[f]	.23	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	7.90	3.47	3.61	2.99	(4.09)	(3.65)
Total from investment operations	8.44	4.06	3.84	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.78)	(.39)	(.23)	(.07)	(.04)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 36.10	$ 28.44	$ 24.77	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[d]	30.25**	16.49	18.21[e]	17.59[e]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	115	1	2	1.72
Ratio of expenses before expense reductions (%)	1.38*	1.41	1.66	1.65	1.66	1.64*
Ratio of expenses after expense reductions (%)	1.38*	1.41	1.64	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	1.66[g]	2.16	.98	1.02	.25	(.07)*
Portfolio turnover rate (%)	198*	168	104	71	89	104

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

[g] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.94	$ 24.38	$ 20.84	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.38	.31[f]	.04	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	7.79	3.43	3.54	2.94	(4.07)	(3.64)
Total from investment operations	8.17	3.74	3.58	2.99	(4.17)	(3.77)
Less distributions from: Net investment income	(.46)	(.18)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 35.65	$ 27.94	$ 24.38	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[d]	29.58**	15.40[e]	17.20[e]	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9.37		.24	.25	.05
Ratio of expenses before expense reductions (%)	2.41*	2.65	2.54	2.45	2.46	2.44*
Ratio of expenses after expense reductions (%)	2.41*	2.46	2.49	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	1.16[g]	1.11	.13	.22	(.55)	(.87)*
Portfolio turnover rate (%)	198*	168	104	71	89	104

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

[g] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.99	$ 24.39	$ 20.84	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.39	.35[f]	.05	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	7.81	3.44	3.54	2.94	(4.05)	(3.67)
Total from investment operations	8.20	3.79	3.59	2.98	(4.15)	(3.78)
Less distributions from: Net investment income	(.50)	(.19)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 35.69	$ 27.99	$ 24.39	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[d]	29.67**	15.57[e]	17.25	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6.74		.36	.28	.06
Ratio of expenses before expense reductions (%)	2.32*	2.35	2.45	2.45	2.43	2.42*
Ratio of expenses after expense reductions (%)	2.32*	2.30	2.45	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	1.20[g]	1.27	.17	.22	(.52)	(.85)*
Portfolio turnover rate (%)	198*	168	104	71	89	104

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

[g] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 28.44	$ 24.81	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Income (loss) from investment operations: Net investment income (loss)[b]	.54	.60[d]	.27	.23	.11	.06
Net realized and unrealized gain (loss) on investment transactions	7.91	3.50	3.61	3.00	(4.11)	(7.82)
Total from investment operations	8.45	4.10	3.88	3.23	(4.00)	(7.76)
Less distributions from: Net investment income	(.78)	(.47)	(.28)	(.12)	(.07)	(.01)
Net realized gain on investment transactions	—	—	—	—	—	(1.20)
Total distributions	(.78)	(.47)	(.28)	(.12)	(.07)	(1.21)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 36.11	$ 28.44	$ 24.81	$ 21.21	$ 18.10	$ 22.17
Total Return (%)	30.27**	16.61[c]	18.36[c]	17.93[c]	(18.10)	(26.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	3	2	2	3
Ratio of expenses before expense reductions (%)	1.33*	1.48	1.65	1.45	1.38	1.37
Ratio of expenses after expense reductions (%)	1.33*	1.42	1.47	1.45	1.38	1.37
Ratio of net investment income (loss) (%)	1.69[e]	2.15	1.15	1.22	.53	.24
Portfolio turnover rate (%)	198*	168	104	71	89	104

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

[e] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 28.49	$ 24.82	$ 21.21	$ 18.11	$ 22.17	$ 31.14
Income (loss) from investment operations: Net investment income (loss)[b]	.56	.63[d]	.27	.23	.11	.06
Net realized and unrealized gain (loss) on investment transactions	7.92	3.51	3.62	2.99	(4.10)	(7.82)
Total from investment operations	8.48	4.14	3.89	3.22	(3.99)	(7.76)
Less distributions from: Net investment income	(.80)	(.47)	(.28)	(.12)	(.07)	(.01)
Net realized gain on investment transactions	—	—	—	—	—	(1.20)
Total distributions	(.80)	(.47)	(.28)	(.12)	(.07)	(1.21)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 36.17	$ 28.49	$ 24.82	$ 21.21	$ 18.11	$ 22.17
Total Return (%)	30.32**	16.77[c]	18.41[c]	17.87[c]	(18.09)	(25.97)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	394	328	347	369	421	721
Ratio of expenses before expense reductions (%)	1.24*	1.29	1.53	1.45	1.38	1.37
Ratio of expenses after expense reductions (%)	1.24*	1.28	1.46	1.45	1.38	1.37
Ratio of net investment income (loss) (%)	1.73[e]	2.29	1.16	1.22	.53	.24
Portfolio turnover rate (%)	198*	168	104	71	89	104

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

[e] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 28.50	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.59[c]	.56
Net realized and unrealized gain (loss) on investment transactions	7.90	(.69)[d]
Total from investment operations	8.49	(.13)
Less distributions from net investment income	(.91)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 36.08	$ 28.50
Total Return (%)	30.48**	(.45)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	13
Ratio of expenses (%)	1.06*	1.09*
Ratio of net investment income (loss) (%)	1.83[e]	3.09*
Portfolio turnover rate (%)	198*	168

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] The ratio for the six months ended April 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Europe Equity Fund (the "Fund") (formerly Scudder Greater Europe Fund), is a non-diversified series of the DWS International Fund, Inc. (the "Corporation") (formerly Scudder International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP. (Please see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for significant events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $140,200,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates which range from October 31, 2009 through October 31, 2011 ($140,200,000), whichever occurs first.

In addition, the Fund also inherited approximately $18,500,000 of its capital loss carryforward from its merger with Scudder New Europe Fund, of which $13,500,000 was utilized in the current year, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($5,000,000) the respective expiration date, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $521,216,385 and $556,866,769, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), a wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

For the six months ended April 30, 2006, and through March 13, 2008, the Advisor has agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.17%, 1.45%, 1.29%, 1.45%, 1.20% and 1.10% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distributions and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2006
Class A	$ 85,700	$ 29,070
Class B	19,390	15,499
Class C	10,404	5,315
Class AARP	7,308	3,105
Class S	302,352	147,531
Institutional Class	6,969	940
	$ 432,123	$ 201,460

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $143,872, of which $23,060 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 35,824	$ 5,859
Class C	24,286	4,338
	$ 60,110	$ 10,197

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 140,015	$ 19,774.22%
Class B	11,760	2,070.25%
Class C	7,973	1,524.25%
	$ 159,748	$ 23,368

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $3,342.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and Class C shares aggregated $18,783 and $306, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $271.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,280, of which $7,440 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $8,688, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	346,780	$ 11,267,743	838,115	$ 22,992,439
Class B	33,398	1,112,815	56,051	1,510,711
Class C	38,935	1,261,421	47,897	1,325,021
Class AARP	37,960	1,245,860	66,395	1,832,825
Class S	224,062	7,345,160	758,669	20,668,910
Institutional Class	308,494	9,285,000	726,515*	19,635,600*
		$ 31,517,999		$ 67,965,506
Shares issued in tax-free reorganization**
Class A	—	$ —	3,816,985	$ 109,244,440
Class B	—	—	422,499	11,956,441
Class C	—	—	232,447	6,585,095
Class S	—	—	—	—
Class AARP	—	—	—	—
Institutional Class	—	—	590	16,899
		$ —		$ 127,802,875
Shares issued to shareholders in reinvestment of distributions
Class A	82,779	$ 2,470,952	573	$ 15,447
Class B	4,611	136,391	106	2,830
Class C	3,049	90,237	184	4,922
Class AARP	3,158	94,269	1,757	47,341
Class S	279,210	8,345,595	216,729	5,840,850
Institutional Class	16,812	501,010	—	—
		$ 11,638,454		$ 5,911,390
Shares redeemed
Class A	(511,621)	$ (16,407,404)	(667,952)	$ (18,733,755)
Class B	(99,204)	(3,155,383)	(154,506)	(4,247,952)
Class C	(48,258)	(1,492,451)	(92,031)	(2,520,052)
Class AARP	(15,982)	(512,568)	(44,816)	(1,246,890)
Class S	(1,120,513)	(35,550,276)	(3,445,867)	(94,411,332)
Institutional Class	(346,711)	(11,474,860)	(279,502)*	(8,141,498)*
		$ (68,592,942)		$ (129,301,479)
Redemption fees		$ 4,514		$ 12,089
Net increase (decrease)
Class A	(82,062)	$ (2,667,729)	3,987,721	$ 113,520,418
Class B	(61,195)	(1,904,482)	324,150	9,222,041
Class C	(6,274)	(140,670)	188,497	5,398,988
Class AARP	25,136	827,591	23,336	633,480
Class S	(617,241)	(19,857,835)	(2,470,469)	(67,895,547)
Institutional Class	(21,405)	(1,688,850)	447,603*	11,511,001*
		$ (25,431,975)		$ 72,390,381

* For the period March 14, 2005 (commencement of operations of Institutional Class Share) to October 31, 2005.

** On March 11, 2005, the Scudder New Europe Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Europe Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors. ("Number of Votes" represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,450.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,039,048.800	375,357.270	262,910.115	1,572,783.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,926,223.477	485,635.556	265,457.152	1,572,783.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,933,977.783	482,368.020	260,970.382	1,572,783.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SERNX
CUSIP Number	23337R 601	23337R 700	23337R 809	23337R 866
Fund Number	477	677	777	1477
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	2177	2077

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006